Exhibit 10.4

AMENDED AND RESTATED UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (“REIT”), and the Subsidiary Guarantors which are a party hereto, if any (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”), and the Lenders (as defined herein) party to that certain Amended and Restated Term Loan Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership (the “Borrower”), the financial institutions party thereto and their assignees under §18 thereof (the “Lenders”), and the Agent, to make Loans or otherwise provide financial accommodations to Borrower, under the Credit Agreement, which Loans and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to Agent and the Lenders the complete payment and performance of the Obligations and the following liabilities, obligations and indebtedness of Borrower to Agent and the Lenders (hereinafter referred to collectively as the “Guaranteed Obligations”) (capitalized terms that are used herein that are not otherwise defined herein shall have the meanings set forth in the Credit Agreement):

(a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Loans made to Borrower by the Lenders in the aggregate original principal amount of Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00), together with interest as provided in the Credit Agreement and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(b) the full and prompt payment and performance of any and all other Obligations pursuant to the terms of the Credit Agreement or any other Loan Document, together with any replacements, supplements, renewals, modifications, consolidations, restatements, and extensions thereof.

(c) Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement pursuant to which the outstanding principal balance of the Loans under the Credit Agreement may be increased up to Four Hundred Million and No/100 Dollars ($400,000,000.00), and agree that this Amended and Restated Unconditional Guaranty of Payment and Performance (this “Guaranty”) shall extend and be applicable to each new or replacement Note delivered by the Borrower in connection with any such increase in the Loans and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.

Except as provided in Section 2 hereof, upon such indefeasible payment and performance in full of the Obligations and the expiration of all bankruptcy preference or other periods providing for the possible disgorgement of payments, all Guaranteed Obligations shall immediately terminate.

1. Agreement to Pay and Perform; Costs of Collection. Guarantors do hereby agree that following and during the continuance of an Event of Default if the Loans are not paid by Borrower in accordance with the terms of the Credit Agreement and the other Loan Documents, or if any and all sums which are now or may hereafter become due from Borrower to Agent or the Lender under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other Obligations are not performed by such Borrower or Guarantor, as applicable, in accordance with their terms, Guarantors will immediately upon demand make such payments and perform such Obligations. Guarantors further agree to pay the Agent and the Lenders on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by the Agent and the Lenders in endeavoring to collect the Guaranteed Obligations, to enforce any of the Guaranteed Obligations, or any portion thereof, or to enforce this Guaranty, and until paid to Agent and the Lenders, such sums shall bear interest at the Default Rate set forth in Section 4.12 of the Credit Agreement unless collection from Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under applicable law.

2. Reinstatement of Refunded Payments. If, for any reason, any payment to the Agent or a Lender of any of the Guaranteed Obligations is required to be refunded, rescinded or returned by the Agent or such Lender to Borrower, or paid or turned over to any other Person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantors agree to pay to the Agent or such Lender on demand an amount equal to the amount so required to be refunded, paid or turned over (the “Turnover Payment”), the obligations of Guarantors shall not be treated as having been discharged by the original payment to the Agent or such Lender, as applicable, giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by the Agent or such Lender, as applicable, as well as for any amounts not theretofore paid to the Agent or such Lender, as applicable, on account of such obligations.

3. Rights of Lenders to Deal with Collateral, Borrower and Other Persons. Each Guarantor hereby consents and agrees that Agent and each Lender may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor or any other Person or entity, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any Person on its behalf or for its account, securing any indebtedness or liability hereby guaranteed, if any; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Notes or the other Loan Documents; extend or renew the Loans and Notes for any period; grant releases, compromises and indulgences with respect to the Notes or the other Loan Documents, or any Loan, and to any Persons now or hereafter liable thereunder or hereunder; release any other guarantor (including any Guarantor), surety, endorser or accommodation party of the Loans or Notes or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which the Agent or any Lender shall take or fail to take in connection with the Loans, the Notes or the other Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to each Lender or for the performance of any obligations or undertakings of Borrower or any Guarantor, if any, nor any course of dealing with Borrower or any other Person, shall release any Guarantor’s obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against the Agent or the Lenders. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Notes and the other Loan Documents, and any and all references herein to the Notes and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of §18.3 of the Credit Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement notes delivered by Borrower pursuant thereto without notice to or further consent from Guarantors, or any of them.

4. No Contest with Lenders; Subordination. So long as any of the Guaranteed Obligations remain unpaid or undischarged, Guarantors will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of any Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with the Agent or any Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Guaranteed Obligations which, now or hereafter, the Agent or any Lender may hold or in which it may have any share. Guarantors hereby expressly waive any right of contribution from or indemnity against Borrower until 91 days after the termination of the obligation of the Lenders to make Loans and the indefeasible payment and performance in full of the Obligations (the “Waiver Date”) or any other Guarantor, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, and Guarantors acknowledge that Guarantors have no right whatsoever to proceed against Borrower or any other Guarantor for reimbursement of any such payments except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged. In the event any Guarantor shall receive any payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for the Agent and the Lenders and be paid over to Agent on account of the indebtedness of Borrower to the Lenders but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment. In connection with the foregoing, Guarantors expressly waive any and all rights of subrogation to the Agent and each Lender against Borrower or any other Guarantor, and Guarantors hereby waive any rights to enforce any remedy which the Agent or any Lender may have against Borrower or any other Guarantor and any rights to participate in any collateral for Borrower’s obligations under the Loan Documents, except and until the Waiver Date. Guarantors hereby subordinate any and all indebtedness of

Borrower now or hereafter owed to any Guarantor to all indebtedness of Borrower or any other Guarantor to the Agent and the Lenders, and agree with the Agent and Lenders that (a) Guarantors shall not demand or accept any payment from Borrower or any other Guarantor on account of such indebtedness until the Waiver Date, (b) Guarantors shall not claim any offset or other reduction of Guarantors’ obligations hereunder because of any such indebtedness, and (c) Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents, if any, because of any such indebtedness; provided, however, that, if Agent or any Lender so requests, such indebtedness shall be collected, enforced and received by Guarantors as trustee for the Agent and the Lenders and be paid over to Agent on account of the indebtedness of Borrower to the Lenders, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

5. Waiver of Defenses. Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:

(a) (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

(b) any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of Borrower or any other Person;

(c) any act or failure to act by Borrower or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;

(d) any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed;

(e) any application of sums paid by Borrower or any other Person with respect to the liabilities of Agent or any Lender, regardless of what liabilities of the Borrower remain unpaid;

(f) any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g) either with or without notice to Guarantors, any renewal, extension, modification, amendment or other changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(h) any statute of limitations in any action hereunder or for the collection of the Notes or for the payment or performance of any obligation hereby guaranteed;

(i) the incapacity, lack of authority, death or disability of Borrower or any other Person, or the failure of Agent or any Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other Person;

(j) the dissolution or termination of existence of Borrower, any Guarantor or any other Person;

(k) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Guarantor or any other Person;

(l) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor or any other Person, or any of Borrower’s or any Guarantor’s or any other Person’s properties or assets;

(m) the damage, destruction, condemnation, foreclosure or surrender of all or any part of any collateral, the Real Estate or any of the improvements located thereon;

(n) the failure of Agent or any Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other Person whomsoever in connection with any obligation hereby guaranteed;

(o) any failure or delay of Agent or any Lender to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Notes or the other Loan Documents, or to realize upon any security;

(p) any failure of any duty on the part of Agent or any Lender to disclose to any Guarantor any facts it may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other Person, any collateral, or any other assets or liabilities of such Persons, whether such facts materially increase the risk to Guarantors or not (it being agreed that Guarantors assume responsibility for being informed with respect to such information);

(q) failure to accept or give notice of acceptance of this Guaranty by Agent or any Lender;

(r) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(s) failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(t) any and all other notices whatsoever to which Guarantors might otherwise be entitled;

(u) any lack of diligence by Agent or any Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(v) the invalidity or unenforceability of the Notes, or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(w) the compromise, settlement, release or termination of any or all of the Obligations or the Guaranteed Obligations;

(x) any transfer by Borrower or any other Person of all or any part of the security encumbered by the Loan Documents, if any;

(y) the failure of the Agent or any Lender to perfect any security or to extend or renew the perfection of any security; or

(z) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled, it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.

Each Guarantor understands that the exercise by Agent or any Lender of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation against the Borrower or the other Guarantors and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantors hereby authorize and empower Agent and each Lender, and each of their respective successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantors that the Guaranteed Obligations shall be absolute, continuing, irrevocable, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, each Guarantor hereby waives and releases any claim or other rights which such Guarantor may now have or hereafter acquire against Borrower except and until the Waiver Date, or any other Guarantor or other Person of all or any of the obligations of Guarantors hereunder that arise from the existence or performance of such Guarantor’s obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Agent or any Lender against Borrower or any other Guarantor or other Person or any collateral which Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower or any other Guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged or any Lender has any obligation to make Loans. In the event any Guarantor shall receive any payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for Agent and the Lenders and be paid over to Agent on account of the indebtedness of Borrower to each Lender but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment until the Waiver Date.

6. Guaranty of Payment and Performance and Not of Collection. This is a Guaranty of payment and performance and not of collection. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against securities or liens available to the Agent or any Lender, or any of their respective successors, successors in title, endorsees or assigns. Guarantors hereby waive any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Agent or any Lender in favor of Borrower or any other Person.

7. Rights and Remedies of Agent and Lenders. If an Event of Default shall have occurred and is continuing (it being understood that the Agent and the Lenders have no obligation to accept cure after an Event of Default occurs), Agent and each Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to the Agent and Lenders in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantors hereby authorize and empower Agent and each Lender upon the occurrence and during the continuance of any Event of Default, at their sole discretion, and without notice to Guarantors, to exercise any right or remedy which Agent or any Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any of the Obligations guaranteed hereby, whether by foreclosure or otherwise, Agent and each Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it without prejudice to Agent’s or any Lender’s remedies hereunder against Guarantors for deficiencies. If the Guaranteed Obligations are partially paid by reason of the election of Agent or any Lender to pursue any of the remedies available to Agent or such Lender, or if such Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the Guaranteed Obligations even though any rights which any Guarantor may have against Borrower or any other Person may be destroyed or diminished by the exercise of any such remedy.

8. Application of Payments. Guarantors hereby authorize Agent and each Lender, without notice to Guarantors, to apply all payments and credits received from Borrower, any Guarantor or any other Person or realized from any security in such manner and in such priority as Agent and the Lenders in their sole judgment shall see fit to the Obligations.

9. Business Failure, Bankruptcy or Insolvency. In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, Agent and Lenders may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Agent and each Lender allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Agent and each Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Agent or any Lender to enforce any rights of Agent or such Lender against Guarantors by virtue of this Guaranty or otherwise.

10. Covenants of Guarantors. Guarantors hereby covenant and agree with Agent that until all indebtedness guaranteed hereby has been completely repaid and all other Obligations have been indefeasibly paid and performed and Lenders have no further obligation to make Loans, Guarantors will comply with any and all covenants applicable to Guarantors set forth in the Credit Agreement and the other Loan Documents.

11. Rights of Set-off. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, Agent and each Lender may at any time and without notice to Guarantors set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or branch of Agent or any Lender where the deposits are held) now or hereafter held by Agent or any Lender against amounts payable under this Guaranty, whether or not any other Person or Persons could also withdraw money therefrom.

12. Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of any Guarantor can be released or waived by Agent or any Lender except as provided in Section 27 of the Credit Agreement. This Guaranty shall be irrevocable by Guarantors until all indebtedness guaranteed hereby has been completely repaid and all other Obligations have been indefeasibly paid and performed and the Lenders have no further obligation to advance Loans under the Credit Agreement.

13. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Guaranty (hereinafter in this Section 13 referred to as “Notice”), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telecopy, electronic mail or other similar form of communication, and addressed as follows:

The address of Agent is:

Wells Fargo Bank, National Association

CME Center

10 South Wacker Drive, 32nd Floor

Chicago, Illinois 60606

Attn: Sam Supple

Telecopy No: (312) 782-0969

The address of Guarantors is:

c/o Mid-America Apartment Communities, Inc.

6589 Poplar Avenue

Memphis, Tennessee 38138

Attn: Andrew Schaeffer

Telecopy No.: (901) 682-6667

With a copy to:

Bass, Berry & Sims, PLC

100 Peabody Place, Suite 900

Memphis, Tennessee 38103

Attention: John A. Stemmler

Telecopy No.: (901) 543-5999

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telecopy, electronic mail or other similar form of communication is permitted, upon being sent and confirmation of receipt. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least five (5) days’ prior Notice thereof, Borrower, Guarantors, and Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America

14. Governing Law. GUARANTORS ACKNOWLEDGE AND AGREE, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

15. CONSENT TO JURISDICTION; WAIVERS. EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE AGENT, ANY LENDER, THE ARRANGER, ANY OF SUCH PERSONS’ RESPECTIVE AFFILIATES OR ANY OF THE PARTNERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, COUNSEL, OTHER ADVISORS AND REPRESENTATIVES OF ANY OF SUCH PERSONS AND OF SUCH PERSON’S RESPECTIVE AFFILIATES IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE AGENT, ANY LENDER OR THE ARRANGER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST EACH GUARANTOR OR ANY OTHER LOAN PARTY OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT, THE ARRANGER OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

16. Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of the Agent and Lenders and their respective successors, successors in title, legal representatives and assigns. No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Agent.

17. Assignment by Lenders. This Guaranty is assignable by each Lender in whole or in part in conjunction with any assignment of the Loans or portions thereof, and any assignment hereof or any transfer or assignment of any Loan or portions thereof by any Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to such Lender.

18. Taxes. Taxes in respect of this Agreement shall be paid by each Guarantor as required by Section 4.4 of the Credit Agreement (with the understanding and agreement of each Guarantor that, for purposes hereof, each Guarantor shall have the same payment and reimbursement obligations as the Borrower under Section 4.4. of the Credit Agreement even though such Guarantor is not specifically referenced in Section 4.4. of the Credit Agreement), and by accepting the benefits hereof, each Lender agrees that it will comply with Section 4.4. of the Credit Agreement.

19. Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

20. Disclosure. Guarantors agree that in addition to disclosures made in accordance with standard banking practices, Agent and any Lender may disclose information obtained by Agent or such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms and provisions of the Credit Agreement.

21. No Unwritten Agreements. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

22. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.

23. Ratification. Guarantors do hereby restate, reaffirm and ratify each and every warranty and representation regarding Guarantors or their Subsidiaries set forth in the Credit Agreement as if the same were more fully set forth herein.

24. Joint and Several Liability. Each of the Guarantors covenants and agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of the Guarantors.

25. Fair Consideration. The Guarantors represent that the Guarantors are engaged in common business enterprises related to those of the Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

26. Counterparts. This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

27. Condition of Borrower. Without reliance on any information supplied by the Agent or any Lender, each Guarantor has independently taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of the Borrower or any collateral and the Agent and each Lender shall not have any duty to advise any Guarantor of information at any time known to the Agent or such Lender regarding such financial condition or affairs or any collateral.

28. Amendment and Restatement. This Amended and Restated Unconditional Guaranty of Payment and Performance is given pursuant to the Original Credit Agreement and is an amendment and restatement in its entirety of that certain Guaranty dated as of July 22, 2011, from Colonial Properties Trust in favor of Agent (the “Original Guaranty”) and the Original Guaranty shall be superseded by this Amended and Restated Unconditional Guaranty of Payment and Performance in all respects, in each case, on a prospective basis only.

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IN WITNESS WHEREOF, Guarantors have executed this Amended and Restated Unconditional Guaranty of Payment and Performance under seal as of this 1st day of October, 2013.

GUARANTORS:

MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation

By:	/s/ Andrew Schaeffer
Name:	Andrew Schaeffer
Title:	Senior VP, Treasurer

(CORPORATE SEAL)

SIGNATURES CONTINUED ON NEXT PAGE

Agent joins in the execution of this Amended and Restated Unconditional Guaranty of Payment and Performance for the sole and limited purpose of evidencing its agreement to waiver of the right to trial by jury contained in Paragraph 15 hereof and Section 25 of the Credit Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for the Lenders

By:	/s/ Sam Supple
Name:	Sam Supple
Title:	Senior Vice President